UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 5, 2002
                          -----------------------------
                        (Date of earliest event reported)

                           MEDISYS TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of Registrant as specified in charter)



           Utah                     0-21441                       72-1216734
           ----                     -------                       ----------
(State or other juris-            (Commission                   (IRS Employer
diction of incorporation)          File No.)                 Identification No.)



                144 Napoleon Street, Baton Rouge, Louisiana 70802
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (225) 343-8022

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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


Item 5.  Other Events

         On March 5, 2002, the Board of Directors approved a resolution to amend the Company's By-Laws to empower the Board to change the date of the Company's annual meeting of shareholders at the Board's discretion. Accordingly, in anticipation of the excessive cost of calling for and holding the annual meeting and due to the Company's current limited financial resources, the Board has moved to postpone the Company's annual meeting of shareholders, initially planned to be held the second Wednesday in May 2002, to a later date to be announced.

         A copy of the amended Article IV, Section 1 to the By-Laws is included herewith as Exhibit 3.3.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.                Description                    Page No.
-----------                -----------                    --------

     3.3                   Amendment to By-Laws           Filed Herewith
                           Article IV, Section 1




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MEDISYS TECHNOLOGIES, INC.


Dated:   March 8, 2002             By: /S/ EDWARD P. SUTHERLAND
                                   ----------------------------
                                           Edward P. Sutherland,
                                           C.E.O. and Chairman

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